Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

February 26, 2021

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Legg Mason Partners Variable Equity Trust
(Filing relates to ClearBridge Variable Large Cap Growth Portfolio (the “Fund”))
(File Nos. 333-91278 and 811-21128)

Ladies and Gentlemen:

On behalf of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “Trust”), we are hereby filing, pursuant to Rule 497 under the Securities Act of 1933, as amended, an exhibit containing in interactive data format the risk/return summary information that appears in a supplement dated February 4, 2021 to the summary prospectus, prospectus and statement of additional information of the Fund, a series of the Trust.

Please call the undersigned at (202) 373-6599 with any comments or questions relating to the filing.

Sincerely,

/s/ Mana Behbin

Mana Behbin